                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )


Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[  ] Preliminary Proxy Statement      [  ] Confidential, For Use of the
                                          Commission Only
                                          (as permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Under Rule 14a-12


                (Name of Registrant as Specified in Its Charter)

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                     The New America High Income Fund, Inc.

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Payment of Filing Fee (Check the appropriate box):

          [X ] No fee required.

          [  ] Fee computed on table below per Exchange Act
               Rules 14a-6(i)(1) and 0-11.


(1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

(2) Aggregate number of securities to which transaction applies:

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(3) Per unit price or other underlying value of transaction computed pursuant to
Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4) Proposed maximum aggregate value of transaction:

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(5) Total fee paid:

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[ ] Fee paid previously with preliminary materials:

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[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:


(2) Form, Schedule or Registration Statement No.:


(3) Filing Party:


(4) Date Filed:

                     THE NEW AMERICA HIGH INCOME FUND, INC.
                                33 BROAD STREET
                          BOSTON, MASSACHUSETTS 02109

                                                                 January 8, 2003

Dear Stockholder:

    You are cordially invited to attend a Special Meeting of Stockholders (the "Special Meeting" or "Meeting") of The New America High Income Fund, Inc., a Maryland corporation (the "Fund") to be held at the offices of Goodwin
Procter LLP, Exchange Place, 53 State Street, Boston, MA 02109, on Thursday, February 13, 2003 at 11:00 a.m. local time.

    At the Meeting, stockholders are being asked to consider and vote upon several issues of great importance to all stockholders.

    PROPOSAL ONE would approve a new investment advisory contract. The stockholders of the Fund are being asked to approve a new investment advisory agreement between the Fund and T. Rowe Price Associates, Inc. ("T. Rowe Price") The Board of Directors (the "Board") voted unanimously to appoint T. Rowe Price as the Fund's investment advisor based upon a number of factors, including its record of superior investment performance in the high yield bond asset class and its disciplined but flexible investment approach. The high yield bond management team at T. Rowe Price is headed by Mark Vaselkiv, who has managed high yield portfolios at T. Rowe Price for 15 years in a variety of high yield market conditions. T. Rowe Price is a large organization with substantial resources and qualified personnel. Please refer to more detailed information about T. Rowe Price, the proposed investment advisory contract and the revised management fee inside this proxy statement.

    In addition to approving the new investment advisory contract, there are four proposals on the proxy that relate to changes in the Fund's fundamental investment policies. These proposals are recommended in order to make changes that T. Rowe Price believes would be helpful in its management of the Fund's investments and to reflect changes in regulation that have occurred since the Fund was established. Please refer to the complete discussion of these proposals in this proxy statement.

    PROPOSAL TWO would eliminate the Fund's investment policy regarding investment in the securities of other investment companies. This change is proposed primarily to permit the Fund to invest its short-term cash in a money market fund offered exclusively to T. Rowe Price's advisory clients. This investment option for the Fund's cash is expected to earn higher returns with greater diversification than cash management investment options the Fund has used in the past.

    PROPOSAL THREE would eliminate the Fund's fundamental investment policy governing the purchase of securities that are not "readily marketable." This proposal is designed to remove any potential ambiguity regarding the Fund's ability to invest in "Rule 144A Securities," a category which now represents a significant segment of the high yield debt market. T. Rowe Price does not currently expect that the elimination of this restriction will have any impact on the securities it selects for the Fund.

    PROPOSAL FOUR would eliminate the Fund's fundamental investment policy limiting the Fund's investment in any single issuer to 5% of the value of the Fund's total assets. This change would facilitate the investment in the money market fund T. Rowe Price offers to its advisory clients as a cash management investment option (as discussed in Proposal Two above). Under conditions where the Fund maintained a cash position greater than 5%, it would be unable to invest the entire position in the T. Rowe Price money market fund. If stockholders approve this change, the Fund will still be subject to single issuer limitations imposed by certain rating agency requirements included in the Fund's charter and diversification requirements imposed by the Internal Revenue Code and the Investment Company Act of 1940.

    PROPOSAL FIVE would eliminate the Fund's fundamental investment policy regarding the purchase of securities in which the officers and directors of the Fund and the Fund's investment adviser hold certain interests. At the time the Fund was formed, state securities regulators routinely required this sort of investment policy, which is designed to prevent conflicts of interest that might arise as a result of personal investing activities by Fund and investment advisor officers and directors/partners. Since the passage of the National Securities Markets Improvements Act of 1996, which preempted most state regulation of mutual fund offerings, funds generally do not adopt this investment policy. The Fund has maintained a Code of Ethics since its inception governing personal investing that addresses the types of conflicts of interest that the fundamental investment policy is designed to prevent. T. Rowe Price has maintained a Code of Ethics since one was first required under federal law in 1981. The T. Rowe Price Code of Ethics also contains restrictions on the personal investments of its investment personnel which address the same types of conflicts of interest referred to in the fundamental investment policy.

    We hope that you will be able to attend the Meeting. Whether or not you plan to attend the Meeting and regardless of the number of shares you own, it is important that your shares be represented. You are urged to complete, sign and date the enclosed proxy card and return it in the enclosed postage-paid envelope or vote your shares via Internet or by touch-tone telephone. Please act promptly to assure that your shares are represented at the Meeting.

                                             Sincerely,

                                             /s/ Robert F. Birch

                                             Robert F. Birch
                                             PRESIDENT

PLEASE GIVE ALL OF THIS INFORMATION YOUR CAREFUL ATTENTION. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE SPECIAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING IN PERSON, YOU ARE REQUESTED TO PROMPTLY COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE. CERTAIN HOLDERS OF COMMON STOCK MAY ALSO VOTE THEIR SHARES VIA THE INTERNET OR TELEPHONE AS DISCUSSED IN THE PROXY STATEMENT. RETURNING A SIGNED PROXY CARD OR AUTHORIZING A PROXY BY TELEPHONE OR OVER THE INTERNET TO VOTE YOUR SHARES WILL NOT PREVENT YOU FROM VOTING YOUR SHARES IN PERSON IF YOU SUBSEQUENTLY CHOOSE TO ATTEND THE MEETING, BUT YOUR PRESENCE (WITHOUT FURTHER ACTION) AT THE MEETING WILL NOT IN ITSELF CONSTITUTE A REVOCATION OF A PREVIOUSLY DELIVERED PROXY.

                     THE NEW AMERICA HIGH INCOME FUND, INC.
                            ------------------------

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                   TO BE HELD ON THURSDAY, FEBRUARY 13, 2003
                            ------------------------

To the stockholders of The New America High Income Fund, Inc.:

    NOTICE IS HEREBY GIVEN that the Special Meeting of Stockholders (the "Special Meeting" or "Meeting") of The New America High Income Fund, Inc., a Maryland corporation (the "Fund"), will be held at the offices of Goodwin Procter LLP, Exchange Place, 53 State Street, Boston, Massachusetts 02109, on Thursday, February 13, 2003 at 11:00 a.m. local time, for the following purposes:

    1. To approve a new investment advisory agreement between the Fund and T. Rowe Price Associates, Inc.

    2. To eliminate the Fund's investment policy regarding investment in the securities of other investment companies.

    3. To eliminate the Fund's fundamental investment policy regarding securities that are not readily marketable.

    4. To eliminate the Fund's investment policy regarding purchase of securities of a single issuer.

    5. To eliminate the Fund's investment policy regarding the purchase of issuers in which the Fund's and the Adviser's officers and directors hold certain interests.

    6. To transact such other business as may properly come before the Special Meeting and any adjournments thereof.

    The matters referred to above may be acted upon at the Special Meeting or any adjournments thereof.

    The close of business on December 19, 2002 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the Special Meeting and any adjournments or postponements thereof.

    YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE SPECIAL MEETING, PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. HOLDERS OF THE FUND'S COMMON STOCK SHOULD SIGN AND RETURN THE WHITE PROXY CARD. HOLDERS OF THE FUND'S AUCTION TERM PREFERRED STOCK SHOULD SIGN AND RETURN THE YELLOW PROXY CARD. CERTAIN COMMON STOCKHOLDERS MAY ALSO SUBMIT THEIR PROXIES OVER THE INTERNET OR BY TELEPHONE.

                                             By Order of the Board of Directors

                                             Richard E. Floor
                                             SECRETARY

January 8, 2003
Boston, Massachusetts

                     THE NEW AMERICA HIGH INCOME FUND, INC.
                                33 BROAD STREET
                          BOSTON, MASSACHUSETTS 02109
                                 (617) 263-6400
                            ------------------------

                                PROXY STATEMENT
                        SPECIAL MEETING OF STOCKHOLDERS
                               FEBRUARY 13, 2003
                            ------------------------

    This proxy statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of The New America High Income
Fund, Inc., a Maryland corporation (the "Fund"), for use at the Fund's Special Meeting of Stockholders (the "Special Meeting" or "Meeting") to be held at the offices of Goodwin Procter LLP, Exchange Place, 53 State Street, Boston, Massachusetts 02109 on Thursday, February 13, 2003 at 11:00 a.m. local time, and at any and all adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Special Meeting dated January 8, 2003.

    Notice of Special Meeting and a form of proxy are enclosed herewith. This proxy statement, the accompanying Notice of Special Meeting and form of proxy will be first sent to stockholders on or about January 8, 2003.

    The Board of Directors has fixed the close of business on December 19, 2002 as the record date for the determination of stockholders entitled to notice of and to vote at the Special Meeting. As of the record date, 69,548,153 shares of the Fund's Common Stock, par value $.01 per share (the "Common Stock"), were issued and outstanding and 4,000 shares of the Fund's Auction Term Preferred Stock, par value $1.00 per share and liquidation preference of $25,000 per share (the "ATP"), were issued and outstanding, consisting of 1,400 shares of ATP Series A, 1,000 shares of ATP Series B, 600 shares of ATP Series C, and 1,000 shares of ATP Series D. Each issued and outstanding share of Common Stock and each issued and outstanding share of the ATP is entitled to one vote on each matter submitted to stockholders at the Special Meeting.

    The Fund does not know of any person who is the beneficial owner of more than 5% of the issued and outstanding shares of the Common Stock or the ATP at December 19, 2002. The following table shows the beneficial ownership of the Fund's Common Stock by the Fund's Directors and officers as of October 31, 2002, based on information provided to the Fund by the Directors and officers. No officer or Director of the Fund owns shares of the Fund's ATP. All individuals listed in the table have sole voting and investment power over the shares reported as owned unless otherwise indicated.

                                             SHARES OF       PERCENT OF SHARES OF
                                            COMMON STOCK         COMMON STOCK
       NAME OF BENEFICIAL OWNER          BENEFICIALLY OWNED   BENEFICIALLY OWNED
       ------------------------          ------------------   ------------------
Robert F. Birch                                   146,154            *
Joseph L. Bower                                    20,000            *
Richard E. Floor                                  141,216            *
Bernard J. Korman                                 503,679            *
Ernest E. Monrad                                  265,484(1)         *
Ellen Terry                                        18,807            *
All executive officers and directors as
  a group                                       1,095,340          1.6%

-------------------

  *  Less than 1%

(1) Includes 119,023 shares owned by Mr. Monrad's spouse and 7,037 shares held by Mr. Monrad as a fiduciary for unrelated persons. In both cases, Mr. Monrad disclaims beneficial ownership of such shares.

    The address of each director and officer is: c/o The New America High Income Fund, Inc., 33 Broad Street, Boston, Massachusetts 02109.

    If the accompanying form of proxy is properly executed and returned in time to be voted at the Special Meeting (either by returning the paper proxy card or, for certain holders of Common Stock, by submitting a proxy electronically by telephone or over the Internet), the shares represented thereby will be voted in accordance with the instructions indicated thereon by the stockholder. Executed proxies that are unmarked will be voted for the following: (a) the approval of an investment advisory agreement between the Fund and T. Rowe Price
Associates, Inc., (b) the approval of each proposal to amend the Fund's investment policies and (c) in the discretion of the persons named as proxies in connection with any other matter which may properly come before the Special Meeting or any adjournments thereof.

    Holders of Common Stock who tender proxies by mail should sign and return the white proxy card. Holders of ATP should sign and return the yellow proxy card. The proxy card should be returned in the enclosed postage-paid envelope. Certain holders of Common Stock also have the option of executing and returning their proxies by telephone or over the Internet. The form of proxy these stockholders receive along with the proxy statement includes an attachment that has instructions both for calling a toll free number for automated touch-tone voting and for finding a website that will permit voting over the Internet. Prior to using either of these methods of voting, stockholders should read the proxy statement and have it and the form of proxy ready at hand.

    A stockholder voting by telephone or over the Internet represents that the stockholder is authorized to vote the shares of Common Stock being voted, such as when a stockholder is acting on behalf of all registered owners of an account or in the capacity of trustee of a trust or officer of an organization that holds shares of the Fund. In addition, by using the telephone or the Internet to submit voting instructions, the stockholder expressly authorizes EquiServe Trust Company, N.A. ("EquiServe"), which is assisting the Fund in gathering and tabulating votes for the Special Meeting, and its agents, to execute a proxy to vote the stockholder's shares at the Special Meeting as the stockholder has indicated. The Fund believes that the procedures governing the execution of proxies by telephone or over the Internet are reasonably designed to ensure that the identities of the stockholders executing proxies are accurately determined and that the voting instructions of those stockholders are accurately recorded.

    For purposes of determining the presence of a quorum for transacting business at the Meeting and for determining whether sufficient votes have been received for approval of the proposals, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present at the meeting, but which have not been voted. For this reason, both have the practical effect of a vote against a proposal, but abstentions and broker non-votes will assist the Fund in obtaining a quorum. A stockholder may revoke his or her proxy prior to its use by appearing at the Special Meeting and voting in person, by giving written notice of such revocation to the Secretary of the Fund or by returning a subsequently dated proxy. In addition, holders of Common Stock who may vote by telephone or over the Internet may also revoke their proxies by executing a subsequently dated proxy using either of these methods of voting. Holders of Common Stock who vote by telephone or over the Internet should not subsequently return a proxy card by mail unless they intend the proxy card to revoke their prior instructions given by telephone or over the Internet.

    If shares of the ATP are registered in the name of either a New York Stock Exchange ("NYSE") member or the member's nominee on behalf of the shares' beneficial owner, the member will request voting instructions with respect to the shares from the beneficial owner. If the member does not receive voting instructions for those shares in a timely manner and if certain other conditions are met, the member may vote the shares in the same proportion as the member votes shares of the ATP for which beneficial holders have provided voting instructions.

    In the event a quorum is not present at the Special Meeting, or in the event sufficient votes to approve any of the proposals are not received, even though a quorum is present at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies, provided that such persons determine such an adjournment and additional solicitation are reasonable and in the interests of stockholders of the Fund. Any such adjournment will require the affirmative vote of a majority of those shares present at the Special Meeting in person or by proxy. A stockholder vote may be taken on any proposal in this Proxy Statement prior to such adjournment if sufficient votes have been received and such vote is otherwise appropriate.

    In addition to the solicitation of proxies by mail, Directors and officers of the Fund or other representatives of the Fund may also solicit proxies by telephone, by telegraph or in person. The Fund has also retained a proxy solicitor, The Altman Group, Inc. ("Altman"), to assist in the solicitation of proxies. Pursuant to this arrangement, Altman has agreed to contact banks, brokers and proxy intermediaries utilizing a variety of methods, including reminder mailings and telephone solicitation. The costs of retaining Altman, which will be fully borne by the Fund, are not expected to exceed $60,000. Under the agreement, the Fund has agreed to indemnify and hold harmless Altman and its employees against any liability incurred in connection with the solicitation of proxies unless such liability results from gross negligence or misconduct on the part of Altman. The agreement between the Fund and Altman will terminate upon the conclusion of the Special Meeting or any adjournments thereof. The costs of proxy solicitation and expenses incurred in connection with preparing this Proxy Statement and its enclosures will be paid by the Fund.

    Each proposal requires an affirmative vote of a majority of the outstanding voting securities of the Fund (within the meaning of the 1940 Act) to be approved. Under the 1940 Act, a "majority of the outstanding voting securities" of a registered investment company means the affirmative vote by holders of the lesser of either (a) 67% or more of the outstanding voting securities of such company present at a meeting, if the holders of more than 50% of the outstanding voting securities of such company are present in person or represented by proxy or (b) more than 50% of the outstanding voting securities of such company. Common Shares and ATP Series A, ATP Series B, ATP Series C, and ATP Series D vote as one class. If a proposal does not receive the requisite stockholder approval, then the Directors will meet to consider possible alternatives, which might include resubmission of the proposal for stockholder approval.

    While the Fund's current independent auditors for the year ended December 31, 2002, KPMG LLP, are not expected to be present at the Special Meeting, a representative of KPMG LLP will be available via telephone at the Special Meeting to respond to appropriate questions and will have the opportunity to make a statement if the representative so desires.

    THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF THE ANNUAL REPORT OF THE FUND FOR THE YEAR ENDED DECEMBER 31, 2001, AND A COPY OF THE SEMI-ANNUAL REPORT FOR THE SEMI-ANNUAL PERIOD ENDED JUNE 30, 2002, INCLUDING FINANCIAL STATEMENTS, TO EACH STOCKHOLDER UPON REQUEST. IF YOU WOULD LIKE TO RECEIVE EITHER THE ANNUAL REPORT, OR THE SEMI-ANNUAL REPORT, OR BOTH, YOU MAY WRITE TO ELLEN E. TERRY AT 33 BROAD STREET, BOSTON, MASSACHUSETTS 02109, OR YOU MAY CALL THE FUND COLLECT AT (617) 263-6400.

                               THE ADMINISTRATOR

    Since February 1992, the Fund has engaged Ellen E. Terry to perform administrative services, as well as Paul E. Saidnawey to provide certain related administrative services subject to the supervision of the President of the Fund and Ms. Terry.

                                  PROPOSAL ONE
                APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT

    The stockholders of the Fund are being asked to approve a new investment advisory agreement (the "Proposed Agreement") between the Fund and T. Rowe Price Associates, Inc. ("T. Rowe Price"). The Proposed Agreement is attached as Exhibit A to this Proxy Statement. At a meeting of the Board of Directors held on October 17, 2002, the Directors of the Fund unanimously voted to appoint T. Rowe Price to succeed Wellington Management Company, LLP ("Wellington Management") as the Fund's investment adviser. Effective December 2, 2002, the Fund terminated its investment advisory agreement with Wellington Management and entered into an interim arrangement with T. Rowe Price. The interim arrangement is currently in effect pending stockholder approval of the Proposed Agreement. Wellington Management, located at 75 State Street, Boston, Massachusetts 02109, has served as investment adviser to the Fund since February 19, 1992 pursuant to an investment advisory agreement dated February 19, 1992, as amended (the "Prior Agreement"). The Prior Agreement was approved by Fund stockholders at an annual meeting of stockholders held on May 11, 1992.

    The advisory fee payable to T. Rowe Price under the interim arrangement is the same as under the Prior Agreement, in accordance with Rule 15a-4 under the Investment Company Act of 1940, as amended (the "1940 Act"), which permits the Directors to enter into the interim arrangement prior to stockholder approval. The interim arrangement terminates automatically after one hundred fifty (150) days (May 1, 2003) as required by Rule 15a-4. If stockholders approve the Proposed Agreement, the Proposed Agreement will take effect immediately, replacing the interim arrangement.

CONSIDERATIONS OF THE BOARD OF DIRECTORS

    In reaching a decision to engage T. Rowe Price as the Fund's investment adviser, the Directors concluded that (a) T. Rowe Price had a record of superior performance in the high yield asset class; (b) T. Rowe Price demonstrated an appropriate awareness of the special requirements associated with the Fund's leveraged structure; (c) T. Rowe Price is a large, well capitalized organization with substantial resources and qualified personnel; and (d) T. Rowe Price's disciplined but flexible investment approach is appropriate for the Fund. The Board of Directors also considered the investment advisory fee under the Proposed Agreement (the "Proposed Fee") and information on fees charged by other investment advisers for comparable services and determined that the Proposed Fee was reasonable in relation to the services to be provided by T. Rowe Price. None of the Fund's Directors and officers are employed by or otherwise affiliated with T. Rowe Price.

    The Directors' decision to replace Wellington Management with T. Rowe Price was prompted primarily by the Directors' view that the Fund's performance over recent periods had not met expectations. Before selecting T. Rowe Price as the Fund's new investment adviser, the Directors and Fund management, solicited and considered proposals from a range of investment advisory organizations with experience investing in high yield fixed income securities. In connection with their final deliberations, the Directors reviewed additional materials provided by T. Rowe Price in response to the Board's request, including information regarding T. Rowe Price and its personnel, operations and financial condition. Representatives of T. Rowe Price also met with Fund management and with the Board of Directors and discussed T. Rowe Price's philosophy of management, performance, expectations and method of operation as they would relate to the Fund. Among other matters, the Directors also discussed with T. Rowe Price
(a) the manner in which T. Rowe Price would manage the transition from Wellington Management, (b) T. Rowe Price's research methodology and the extent to which portfolio management in T. Rowe Price's high-yield group had access to information and analysis from T. Rowe Price's equity management group, (c) default rates in the high yield bond portfolios managed by
T. Rowe Price and (d) the special considerations entailed in managing a leveraged capital structure such as the Fund's. In addition, the Board of Directors reviewed and discussed the terms and provisions of the Proposed Agreement.

    Based on its review, the Board of Directors approved the interim arrangement and Proposed Agreement as being in the interests of the Fund's stockholders. The Board then directed that the Proposed Agreement be submitted to stockholders for approval with the Board's recommendation that stockholders of the Fund vote to approve the Proposed Agreement.

T. ROWE PRICE -- PORTFOLIO MANAGEMENT

    If the Proposed Agreement is approved, the Fund will be managed by an Investment Advisory Committee chaired by Mark J. Vaselkiv, a Vice President of
T. Rowe Price and a Portfolio Manager in the Fixed Income Department, heading taxable high yield bond management. Mr. Vaselkiv is currently the Fund's portfolio manager under the interim arrangement. He has day-to-day responsibility for managing the Fund and works with the committee in developing and executing the Fund's investment program. He also serves as President of the
T. Rowe Price High Yield Fund and Chairman of its Investment Advisory Committee. Mr. Vaselkiv has managed high yield bond portfolios at T. Rowe Price for 15 years through a variety of market conditions. Prior to joining T. Rowe Price, he was employed as a Vice President, analyzing and trading high yield debt securities, for Shenkman Capital Management, Inc., New York, and as a Private Placement Credit Analyst in the Capital Markets Group of Prudential Insurance Company. Mr. Vaselkiv earned a B.A. in Political Science from Wheaton College, Illinois, and an M.B.A. in Finance from New York University, New York.

T. ROWE PRICE -- PERFORMANCE

    Shown below are performance figures for two open-end funds managed by T. Rowe Price that invest in high yield debt securities that have substantially similar objectives, policies and strategies to the Fund, (a) T. Rowe Price High Yield Fund, which is offered to investors as part of the T. Rowe Price family of funds, and (b) Penn Series High Yield Bond Fund, which serves as an investment vehicle for variable annuity and variable life insurance contracts offered by The Penn Mutual Life Insurance Company and its subsidiary, The Penn Insurance and Annuity Company. T. Rowe Price does not currently manage a closed-end fund similar to the Fund. T. Rowe Price High Yield Fund focuses on the higher-quality range (debt rated BB/B) of the high yield market. In evaluating the performance figures shown below, stockholders should keep in mind that there are differences between the open-end funds managed by T. Rowe Price and the Fund. Open-end funds must manage cash flows associated with additional stockholder investments and stockholder redemption requests. As a closed-end fund, the Fund does not experience the same types of cash flows or need to maintain a cash position to meet possible redemption requests. Neither of the open-end funds has a leveraged capital structure or is subject to investment restrictions comparable to those imposed on the Fund by the rating agencies for the ATP. In addition, T. Rowe Price High Yield Fund and Penn Series High Yield Bond Fund have lower total fees and expenses than those of the Fund. Performance of these open-end funds would have been lower if they reflected deduction of the Fund's fees and expenses (including the Proposed Fee).

    Also shown below are performance figures for the T. Rowe Price High Yield Composite, which is an aggregation of the high yield institutional accounts managed by T. Rowe Price (excluding T. Rowe Price High Yield Fund and Penn Series High Yield Bond Fund) whose investment objectives, policies and strategies are substantially similar to the Fund's. These accounts were not subject to the limitations and diversification requirements of the 1940 Act and the Internal Revenue Code and had they been, their performance could have been adversely affected. Moreover, the performance of these accounts does not reflect the impact of a leveraged capital structure or investment restrictions comparable to those imposed upon the Fund by the rating agencies for the ATP. The performance of the T. Rowe Price High Yield Composite is shown net of the highest investment management fee applicable to any account included in the Composite. Performance of the Composite would have been lower if it reflected deduction of the Fund's fees and expenses (including the Proposed Fee).

    For comparative purposes, also shown below are the performance of indices designed to be representative of the high yield debt market as a whole and the universe of open-end funds with objectives similar to T. Rowe Price High Yield Fund's and Penn Series High Yield Bond Fund's. The CS First Boston Global High Yield Index is an unmanaged index designed to be representative of the high yield debt market as a whole. Returns for the CS First Boston Global High Yield Index do not include operating expenses and other fees which the SEC requires to be reflected in fund performance. It is not possible to invest directly in an index. The Lipper High Current Yield Funds Average is an unweighted index of open-end funds that focus on lower grade debt issues. Comparisons to the Lipper index show how well T. Rowe Price High Yield Fund has done relative to its competitors. The Lipper High Yield Bond Funds Index consists of the 30 largest funds in the Lipper High Current Yield Funds category. The Index includes
T. Rowe Price High Yield Fund. The Lipper VA Underlying High Current Yield Funds Average is an index of funds used as investment vehicles for variable annuities; the funds in the index focus on lower grade debt issues. Comparison to the Lipper index shows how well Penn Series High Yield Bond Fund has done relative to its competitors.

                                                                              AVERAGE ANNUAL TOTAL RETURNS
                                                                                AS OF SEPTEMBER 30, 2002*
                                                              -------------------------------------------------------------
                                                                  1 YEAR         3 YEARS         5 YEARS        10 YEARS
                                                                  ------         -------         -------        --------
T. Rowe Price High Yield Fund                                          4.65%           1.25%           2.31%           6.36%
Penn Series High Yield Bond Fund                                       4.69            1.33            2.59            6.79
T. Rowe Price High Yield Composite                                     6.11            4.25            4.51            8.14
CS First Boston Global High Yield Index                                2.85           -0.11            0.60            6.07
Lipper High Current Yield Funds Average                               -2.17           -3.83           -2.30            4.05
Lipper High Yield Bond Funds Index                                    -3.20           -5.50           -2.67            4.19
Rank -- Lipper High Current Yield Funds
  T. Rowe Price High Yield Fund                               36 out of 378   23 out of 289   10 out of 178     7 out of 26
Lipper VA Underlying High Current Yield Funds Average                 -1.45%          -3.43%          -1.78%           4.67%
Rank -- Lipper VA Underlying High Current Yield Funds
  Penn Series High Yield Bond Fund Index                        7 out of 84     7 out of 68     3 out of 46     3 out of 23

-------------------

  * Average annual total returns include changes in principal value, reinvested dividends, and capital gain distributions. Expense limitations may have increased fund total returns. Past performance does not guarantee future results.

THE PROPOSED AGREEMENT

    The Proposed Agreement, including the scope of services being provided, is substantially identical to the Prior Agreement except for the amount of the advisory fee, as discussed below, and the addition of certain non-substantive provisions included in the text set forth in Exhibit A. The advisory fee paid by the Fund under the Prior Agreement (the "Prior Fee") for fiscal 2001 was $873,622. Had the Proposed Fee been in place for that period, the advisory fee paid would have been $1,204,236, representing an increase of approximately 38%. The Board of Directors believes T. Rowe Price's qualifications and outstanding track record (as detailed above) justify the additional cost entailed in the Proposed Fee. Based upon an analysis of publicly available information, Fund management believes that the Proposed Fee is below the advisory fee rates of a substantial majority of the Fund's principal competitors.

    COMPARISON OF ADVISORY FEES UNDER THE PRIOR AND PROPOSED AGREEMENTS. The investment advisory fee under the Prior Agreement was paid at the annual rate of ..45% of the Fund's "Average Net Assets," based on the average weekly net asset value of the Fund. For purposes of this calculation, "Average Net Assets" meant the Fund's total assets minus (a) the Fund's accrued liabilities (including the aggregate principal amount of and the amount of the accrued interest on any senior securities of the Fund constituting debt within the meaning of
Section 18 of the 1940 Act or under any credit facility with any bank or other lender) and, without duplication of (a), (b) the aggregate liquidation preference of and the amount of accumulated dividends on any senior securities of the Fund constituting stock within the meaning of Section 18 of the 1940 Act. In other words, the Prior Fee was calculated based solely on the amount of the Fund's assets attributable to the Common Stock without regard to Fund assets attributable to the ATP or any debt or borrowings that might serve a similar leveraging purpose.

    The Proposed Fee is equal to an annual rate of the Fund's Base Net Assets, based on the Fund's average weekly net asset value, equal to .50% on the first $50 million of Base Net Assets, .40% on the next $50 million of Base Net Assets and .30% on Base Net Assets in excess of $100 million. "Base Net Assets" means the Fund's net assets attributable to the Fund's outstanding Common Stock and senior securities within the meaning of Section 18 of the 1940 Act. Base Net Assets includes the liquidation preference and principal amount attributable to the Fund's senior securities (currently the ATP) but not accrued interest and dividends relating to those senior securities. In contrast to the Prior Fee, the Proposed Fee will generally be calculated on a higher base amount, and the base amount upon which the Proposed Fee is calculated will increase and decrease with increases and decreases in the Fund's leverage. (The amount of the Fund's leverage is controlled by the Directors.) At the same time, the Proposed Fee's breakpoint fee schedule will tend to reduce the advisory fee at higher levels of total net assets.

    In order to facilitate a comparison of the relative effect of the Prior Fee and the Proposed Fee, the following table shows the amount of the Prior Fee and the Proposed Fee as a percentage of Fund total net assets applicable to the Common Stock calculated for different asset levels and with varying Fund leverage ratios:

                                            TOTAL NET ASSETS APPLICABLE
                                           TO COMMON STOCK (MILLIONS)(2)
LEVERAGE                                  -------------------------------
RATIO(1)                                    $100       $200       $300
--------                                    ----       ----       ----
 20%      Proposed Fee                      0.53%      0.45%      0.43%
          Prior Fee                         0.45%      0.45%      0.45%
 30%      Proposed Fee                      0.58%      0.50%      0.48%
          Prior Fee                         0.45%      0.45%      0.45%
 40%      Proposed Fee                      0.65%      0.58%      0.55%
          Prior Fee                         0.45%      0.45%      0.45%
 50%      Proposed Fee                      0.75%      0.68%      0.65%
          Prior Fee                         0.45%      0.45%      0.45%

-------------------

(1) The leverage ratios shown are for illustrative purposes only. The Fund's leverage ratio is calculated by dividing assets attributable to the Fund's leverage (the ATP) by the Fund's total net assets (assets attributable to the Common Stock and the ATP). Although the Fund is designed to operate with a leveraged structure and has generally maintained a leverage ratio in the range of 35% to 45%, there is no guarantee that the Fund will maintain any particular leverage ratio.
(2) As of November 30, 2002, the amount of the Fund's total net assets applicable to the Common Stock was approximately $135 million, and the Fund's leverage ratio was 42.4%. The amounts shown in the table are for illustrative purposes only and are not a prediction of the future amount of total net assets applicable to the Common Stock, which will depend on market conditions and other factors.

    T. ROWE PRICE -- OTHER FUNDS. T. Rowe Price acts as an investment adviser for other funds with similar investment objectives. The following table sets forth relevant information with respect to each fund for which T. Rowe Price acts as an investment adviser or subadviser.

                                                          NET ASSETS OF FUND                            FEE WAIVER
          NAME OF FUND            INVESTMENT OBJECTIVE      AS OF 9/30/02       RATE OF COMPENSATION   OR REDUCTION
          ------------            --------------------      -------------       --------------------   ------------
T. Rowe Price High Yield Fund*    High current income       $2,097,886,209     An individual fee of        None
                                  and, secondarily,                            .30% + a group fee
                                  capital appreciation                         rate** which was .32%
                                                                               as of 9/30/02

Penn Series                       High current income        $59,945,210       .50% on average daily       None
  High Yield Bond Fund*                                                        net assets up to $250
                                                                               million; .40% on next
                                                                               $500 million; .40% on
                                                                               all average daily net
                                                                               assets when combined
                                                                               assets exceed $750
                                                                               million***

-------------------

  *  Open-end fund.
 ** The "group" fee rate is based on the combined assets of certain funds distributed by an affiliate of T. Rowe Price. The current "group" fee rate at various combined asset levels for these funds is as follows:

..480% first $1 billion
..450% next $1 billion
..420% next $1 billion
..390% next $1 billion
..370% next $1 billion
..360% next $2 billion
..350% next $2 billion
..340% next $5 billion
..330% next $10 billion
..320% next $10 billion
..310% next $16 billion
..305% next $30 billion
..300% next $40 billion
..295% thereafter

*** Combined assets are aggregated across the funds that T. Rowe Price subadvises for the Penn Series Funds, Inc.

    ADDITIONAL EXPENSE INFORMATION. The tables below and the assumption in the examples of a 5% annual return are required by SEC regulations applicable to all investment companies to assist investors in understanding the various costs and expenses associated with their investment. The example and fee table should not be considered a representation of past or future expenses or annual rates of return. Actual expenses or annual rates of return may be more or less than those assumed for purposes of the example and fee table.

                                                                                         CURRENT    PRO FORMA
                                                                                         -------    ---------
STOCKHOLDER TRANSACTION EXPENSES
      Sales Load (as a percentage of offering price)                                      None       None
      Dividend Reinvestment Plan Fees (1)                                                 None       None

ANNUAL EXPENSES (AS A PERCENTAGE OF NET ASSETS ATTRIBUTABLE TO COMMON SHARES) (2)
      Investment Advisory Fee                                                            0.45%       0.63%
          Preferred Stock Payments and Related Expenses (3)                              3.49%       3.49%
          Other Expenses                                                                 0.98%       0.98%
      Total Other Expenses                                                               4.47%       4.47%
                                                                                          -----       -----

Total Annual Expenses                                                                    4.92%       5.10%
                                                                                          =====       =====

-------------------

(1) Each participant will, however, pay a pro rata share of brokerage commissions if shares of Common Stock are purchased by the Dividend Paying Agent in the open market, which occurs only when the net asset value of shares of Common Stock exceeds the market price. There is a $.75 fee for each cash purchase under the Fund's Cash Purchase Plan.
(2) Pro Forma Investment Advisory Fee has been calculated based upon the Fund's size and capital structure as of November 30, 2002. "Total Other Expenses" and its components have been estimated.
(3) Includes dividends on ATP, payments under interest rate swap, and commissions and fees paid in connection with periodic auctions of ATP.

               EXAMPLE--CURRENT:
  --------------------------------------------
   CUMULATIVE EXPENSE PAID FOR THE PERIOD OF
  --------------------------------------------
  ONE YEAR  THREE YEARS  FIVE YEARS  TEN YEARS
  --------  -----------  ----------  ---------
    $52        $155         $257       $513

              EXAMPLE--PRO FORMA:
  --------------------------------------------
   CUMULATIVE EXPENSE PAID FOR THE PERIOD OF
  --------------------------------------------
  ONE YEAR  THREE YEARS  FIVE YEARS  TEN YEARS
  --------  -----------  ----------  ---------
    $54        $160         $266       $527

    The examples set forth above assume reinvestment of all dividends and other distributions at net asset value and an expense ratio based on net assets attributable to Common Stock of 4.92% (Current) and 5.10% (Pro Forma), of which 3.49% is attributable to preferred stock payments and related expenses. In addition, while the examples assume reinvestment of all dividends and distributions at net asset value, participants in the Fund's Dividend Reinvestment Plan may receive shares purchased or issued at a price or value different from net asset value.

    OTHER INFORMATION ABOUT THE PROPOSED AGREEMENT. If approved by stockholders, the Proposed Agreement will remain in full force and effect through December 2, 2004, and will continue in full force and effect indefinitely thereafter, but only so long as such continuance is specifically approved at least annually by both (i) the Board of Directors of the Fund or by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, and (ii) the vote of a majority of those Directors of the Fund who are not parties to the Proposed Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

    INFORMATION ABOUT T. ROWE PRICE. T. Rowe Price is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and is organized under the laws of Maryland. Its principal business address is 100 East Pratt Street, Baltimore, Maryland 21202.

    T. Rowe Price is a wholly owned subsidiary of T. Rowe Price Group, Inc. ("Price Group"), a publicly-traded financial services holding company founded in 1937 by Thomas Rowe Price, Jr. The address of Price Group is 100 East Pratt Street, Baltimore, Maryland 21202.

    The name and principal occupation of the principal executive officer and each director of T. Rowe Price are as follows:

         NAME                          PRINCIPAL OCCUPATION
         ----                          --------------------
George A. Roche         President, Chairman of the Board, Director, and
                        Chairman of the Management Committee of T. Rowe
                        Price Group, Inc.; President, and Director of
                        T. Rowe Price Associates, Inc.
Edward C. Bernard       Director and Vice President of T. Rowe Price
                        Group, Inc. and T. Rowe Price Associates, Inc.
James A.C. Kennedy III  Director and Vice President of T. Rowe Price
                        Group, Inc. and T. Rowe Price Associates, Inc.
William T. Reynolds     Director and Vice President of T. Rowe Price
                        Group, Inc. and T. Rowe Price Associates, Inc.
James S. Riepe          Director, Vice President and Vice Chairman of the
                        Board of T. Rowe Price Group, Inc. and T. Rowe
                        Price Associates, Inc.
M. David Testa          Chief Investment Officer, Director, Vice
                        President, and Vice Chairman of the Board of
                        T. Rowe Price Group, Inc. and Vice President of
                        T. Rowe Price Associates, Inc.
Cristina Wasiak         Chief Financial Officer and Vice President of T.
                        Rowe Price Group, Inc. and T. Rowe Price
                        Associates, Inc.

    The address of each person listed above is 100 East Pratt Street, Baltimore, Maryland 21202.

RECOMMENDATION OF THE BOARD OF DIRECTORS

    The Board of Directors recommends that stockholders vote FOR Proposal One.

                                  PROPOSAL TWO
                  ELIMINATION OF THE FUND'S INVESTMENT POLICY
      REGARDING INVESTMENT IN THE SECURITIES OF OTHER INVESTMENT COMPANIES

    T. Rowe Price, the Fund's investment adviser, has recommended elimination of the Fund's fundamental investment policy on investment in other investment companies, which reads as follows:

    "[As a matter of fundamental policy, the Fund may not:] Invest in the securities of other registered investment companies, except as they may be acquired as part of a merger or consolidation or acquisition of assets or by purchases in the open market involving only customary brokers' commissions."

    Fundamental investment policies may only be amended or eliminated with stockholder approval.

REASONS FOR THE PROPOSED CHANGE

    Elimination of the policy is designed to allow the Fund to invest in a money market fund offered exclusively to T. Rowe Price's advisory clients as one of the available options for managing the Fund's cash position. The money market fund seeks to offer more attractive returns and diversification compared to other available cash management investment options which the Fund has used in the past, e.g. overnight repurchase agreements. Pursuant to the SEC exemptive relief that permits this arrangement, the Fund may invest no more than 25% of its assets in the money market fund. In general, investments by investment companies in other funds tend to a layering of fees and expenses, including investment advisory expenses and administrative expenses. The T. Rowe Price money market fund has been designed to substantially reduce any layering of expenses. T. ROWE PRICE DOES NOT RECEIVE AN INVESTMENT MANAGEMENT FEE FOR SERVING AS THE MONEY MARKET FUND'S INVESTMENT ADVISER.

    If this fundamental investment policy is eliminated, the Fund will continue to be subject to limitations on its purchase of securities of other investment companies imposed by the 1940 Act. The 1940 Act generally limits the Fund
(1) to investing no more than 10% of its total assets in the securities of other investment companies; (2) to owning no more than 3% of the total outstanding voting stock of any other investment company; and (3) to having no more than 5% of its total assets invested in securities of any other investment company. The 1940 Act also provides an exception to these general limitations to permit master-feeder fund structures. T. Rowe Price has indicated there is no current intention that the Fund invest in other investment companies aside from T. Rowe Price's internal money market fund.

RECOMMENDATION OF THE BOARD OF DIRECTORS

    The Board of Directors recommends that stockholders vote FOR Proposal Two.

                                 PROPOSAL THREE
            ELIMINATION OF THE FUND'S FUNDAMENTAL INVESTMENT POLICY
              REGARDING SECURITIES THAT ARE NOT READILY MARKETABLE

    T. Rowe Price, the Fund's investment adviser, has recommended elimination of the Fund's fundamental investment policy governing the purchase of securities that are not readily marketable, which reads as follows:

    "[As a matter of fundamental policy, the Fund may not:] Invest more than 20% of the market or other fair value of its total assets in securities that are not readily marketable, including those that are restricted as to disposition under the federal securities laws or otherwise. This restriction shall not apply to securities received as a result of a corporate reorganization or similar transaction affecting readily marketable securities already held in the portfolio of the Fund or to repurchase agreements that have a maturity of seven days or less; however, the Fund will attempt to dispose in an orderly fashion of any securities received under these circumstances to the extent that such securities, together with other securities that are not readily marketable, exceed 20% of the market or other fair value of the Fund's total assets."

    Fundamental investment policies may only be amended or eliminated with stockholder approval.

    The risk of investing in securities that are not readily marketable is that the Fund may be unable to sell those securities at a time when it needs to, for example, raise cash or adjust its portfolio holdings to meet the asset coverage requirements associated with the credit ratings for the Fund's ATP. If stockholders approve the proposed change, the Board of Directors of the Fund intends to adopt a non-fundamental policy, which may be changed in the future without stockholder approval, regarding illiquid securities as follows:

    "[As a matter of non-fundamental policy, the Fund may not:] Purchase illiquid securities if, as a result, more than 20% of its net assets would be invested in such securities. Securities eligible for resale under Rule 144A of the Securities Act of 1933 are not included in the 20% limitation;"

    In general, the SEC defines an illiquid security as one which can not be sold in the ordinary course of business within seven days at approximately the value assigned it by the Fund.

REASONS FOR THE PROPOSED CHANGE

    The proposed change is principally designed to ensure that the Fund may invest without limit in securities eligible for resale under Rule 144A of the Securities Act of 1933, as amended ("Rule 144A Securities"). A significant and growing segment of the high yield debt market consists of securities that are subject to restriction on resale to the general public under the federal securities laws but are traded in an established institutional market in reliance on Rule 144A. Rule 144A Securities represented 81% of new high yield debt issues during the period January 1, 2002 to December 18, 2002. (The SEC adopted Rule 144A in 1990 in recognition of the increased size and liquidity of the institutional markets for unregistered securities and the importance of institutional investors in the capital formation process.) Issues traded pursuant to Rule 144A now constitute approximately 13.01% of the market in high yield debt securities. The size of this segment of the high yield debt market and its available liquidity make it important to the Fund as a source of investment opportunities. In addition, by making the Fund's policy non-fundamental, the Fund will be able to respond more quickly to regulatory and other developments without the delay and expense of a stockholder vote.

    If this proposal is approved by stockholders, the Fund will be able to invest in restricted securities that are illiquid provided that they are eligible for resale under Rule 144A. However, T. Rowe Price has indicated that the proposed changes are not expected to have any currently foreseeable impact on the way it manages the Fund's investments, the investment performance of the Fund or the securities or instruments which it selects for the Fund but may provide additional investment flexibility that benefits the Fund in the future.

RECOMMENDATION OF THE BOARD OF DIRECTORS

    The Board of Directors recommends that stockholders vote FOR Proposal Three.

                                 PROPOSAL FOUR
                  ELIMINATION OF THE FUND'S INVESTMENT POLICY
              REGARDING PURCHASE OF SECURITIES OF A SINGLE ISSUER

    T. Rowe Price, the Fund's investment adviser, has recommended elimination of the Fund's fundamental investment policy limiting the Fund's investment in any single issuer, which reads as follows:

    "[As a matter of fundamental policy, the Fund may not:] Invest in securities of any issuer if, immediately after such investment, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, provided that this limitation does not apply to obligations issued or guaranteed as to interest and principal by the United States government or its agencies or instrumentalities."

    Fundamental investment policies may only be amended or eliminated with stockholder approval.

REASONS FOR THE PROPOSED CHANGE

    The principal reason for the proposed change is to facilitate investment in the money market fund T. Rowe Price offers to its advisory clients as a cash management investment option (as discussed in connection with Proposal Two). Under conditions where the Fund maintained a cash position greater than 5%, it would be unable to invest the entire position in the T. Rowe Price money market fund. This could result in lower returns on the Fund's idle cash when the money market fund offered better returns than the other available cash management investment options. Elimination of the current policy on concentration in any single issuer also would allow the Fund to invest to a greater extent in securities of a single issuer in other situations. However, T. Rowe Price does not anticipate that, aside from any investment by the Fund in its internal money market fund, elimination of this fundamental investment policy will have any currently foreseeable impact on the way in which it manages the Fund's investments, the investment performance of the Fund or the securities or instruments which it selects for the Fund. However, this change may provide additional investment flexibility that benefits the Fund in the future.

OTHER LIMITS ON SINGLE ISSUER CONCENTRATION

    If stockholders approve this proposal, the Fund will continue to be subject to single issuer limitations imposed by certain rating agency requirements included in the Fund's charter and the 1940 Act as a result of the Fund's status as a diversified investment company. As a condition to rating the credit quality of the Fund's ATP in their respective highest rating categories, Moody's Investors Service and Fitch Ratings have required that the Fund include certain complex asset coverage tests in the Fund's charter documents. These tests include limitations based on issuer, industry and credit rating among other security characteristics. The overall effect of the rating agency asset coverage requirements makes it very unlikely that the Fund would invest more than 5% of its assets in any single issuer of high yield debt securities. Certain aspects of these asset coverage requirements may be changed by the Board of Directors with rating agency approval, but without stockholder approval.

    As a diversified investment company under the 1940 Act, at least 75% of the Fund's total assets must be cash and cash items (including receivables), government securities, securities of other investment companies and securities holdings that meet the SEC's single issuer diversification test. A holding in an issuer meets this test if that issuer's securities are not more than 5% of the Fund's total assets and the Fund's holdings of that issuer's securities are not more than 10% of the outstanding voting securities of the issuer. The Fund's status as a diversified investment company may not be changed without stockholder approval.

RECOMMENDATION OF THE BOARD OF DIRECTORS

    The Board of Directors recommends that stockholders vote FOR Proposal Four.

                                 PROPOSAL FIVE
                  ELIMINATION OF THE FUND'S INVESTMENT POLICY
    REGARDING THE PURCHASE OF ISSUERS IN WHICH THE FUND'S AND THE ADVISER'S
                 OFFICERS AND DIRECTORS HOLD CERTAIN INTERESTS

    T. Rowe Price, the Fund's investment adviser, has recommended that the Fund's current fundamental investment policy regarding the purchase of securities in which the officers and directors of the Fund and the Fund's investment adviser hold certain interests be eliminated. The investment policy reads as follows:

    "[As a matter of fundamental policy, the Fund may not:] Invest in securities of any issuer, if, to the knowledge of the Fund, officers and Directors of the Fund and officers and partners of the Fund's investment adviser who beneficially own more than 0.5% of the value of the Fund's securities together own more than 5% of such issuer."

    Fundamental investment policies may only be amended or eliminated with stockholder approval.

REASONS FOR THE PROPOSED CHANGE

    At the time the Fund was formed, state securities regulators routinely imposed this type of investment policy, which is designed to prevent conflicts of interest that might arise as a result of personal investing activities by officers and directors/partners of the Fund and its investment adviser. Since passage of the National Securities Markets Improvements Act of 1996 which preempted substantive state regulation of most fund offerings, funds generally do not adopt this investment policy. In addition, 1940 Act Rule 17j-1 requires funds and their investment advisers to adopt codes of ethics governing personal investing that address the types of conflicts of interest that the fundamental investment policy is designed to prevent. The Fund has maintained a code of ethics pursuant to 1940 Act Rule 17j-1 since inception. T. Rowe Price has maintained one since first required by the Rule in 1981. T. Rowe Price has indicated that elimination of this fundamental investment policy is not expected to have any currently identifiable impact on the way it manages the Fund, the investment performance of the Fund or the securities or instruments which it selects for the Fund but may provide additional investment flexibility that benefits the Fund in the future.

RECOMMENDATION OF THE BOARD OF DIRECTORS

    The Board of Directors recommends that stockholders vote FOR Proposal Five.

                                 OTHER MATTERS

    The Directors do not intend to present any other business at the Special Meeting nor are they aware that any stockholder intends to do so. If, however, any other matters are properly brought before the Special Meeting, the persons named in the accompanying proxy will vote thereon in accordance with their judgment.

                    STOCKHOLDER PROPOSALS FOR ANNUAL MEETING

    Stockholder proposals intended to be included in the proxy statement and form of proxy to be presented at the Fund's 2003 Annual Meeting of Stockholders must have been received at the Fund's principal offices, 33 Broad Street, Boston, Massachusetts 02109, no later than November 17, 2002 and must comply with all other legal requirements in order to be included in the Fund's proxy statement and form of proxy for that Meeting. Proxies solicited by the Board of Directors for the Fund's 2003 Annual Meeting will confer discretionary voting authority with respect to stockholder proposals received by the Secretary of the Fund in writing at the principal offices of the Fund not later than the close of business on January 17, 2003. Notice of a stockholder proposal for the 2003 Annual Meeting received after January 17, 2003 will be considered untimely.

Boston, Massachusetts
January 8, 2003

                                                                       EXHIBIT A

    The Proposed Agreement as shown below is marked to reflect changes from the prior agreement. Additions are shown ***BETWEEN ASTERISKS.*** Deletions are shown in [BRACKETS.]

                         INVESTMENT ADVISORY AGREEMENT

    AGREEMENT made this ***2ND*** day of ***DECEMBER***, 2002, by and between The New America High Income Fund, Inc., a Maryland corporation (the "Fund"), and ***T. ROWE PRICE ASSOCIATES, INC.,*** a ***MARYLAND CORPORATION*** (the "Investment Adviser").

    WHEREAS, the Fund is a closed-end, diversified management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

    WHEREAS, the Fund desires to retain the Investment Adviser to render investment management services to the Fund [AND]***UNDER THE TERMS OF THIS AGREEMENT IN RELIANCE UPON RULE 15a-4 UNDER THE 1940 ACT PRIOR TO THE APPROVAL BY FUND STOCKHOLDERS OF THIS AGREEMENT AND INTENDS TO SEEK FUND STOCKHOLDER APPROVAL OF THIS AGREEMENT WITHIN THE TIME PERIOD PROVIDED FOR UNDER SUCH RULE;***

    ***WHEREAS*** the Investment Adviser is willing to render
[SUCH]***INVESTMENT MANAGEMENT*** services ***TO THE FUND UNDER THE TERMS DESCRIBED HEREIN;***

    NOW, THEREFORE, in consideration of mutual covenants herein contained, the parties hereto agree as follows:

1.  Duties of the Investment Adviser.

    The Investment Adviser shall manage the investment and reinvestment of the Fund's assets; continuously review, supervise, and administer the investment program of the Fund; determine in its discretion the securities to be purchased, retained, sold, pledged or loaned (and implement those decisions); determine in its discretion when, to what extent and under what terms the Fund shall engage in bank or other borrowings, to the extent permitted by law and authorized by the Fund's Board of Directors (and, together with the Fund's Administrator, if and to the extent one shall be appointed by the Fund, or such other parties as the Investment Adviser may select with the approval of the Fund, implement those determinations); provide the Fund with records concerning the Investment Adviser and its activities that the Fund is required to maintain; render regular reports to the Fund's officers and Directors concerning the Investment Adviser's discharge of the foregoing responsibilities; and supply the Fund's officers and Directors with all statistical information and reports reasonably required by them and reasonably available to the Investment Adviser, including, without limitation, all information required under Section 15(c) of the 1940 Act.

    The Investment Adviser shall discharge the foregoing responsibilities subject to the control of the officers and Directors of the Fund and in compliance with such policies as the Directors may from time to time establish, and in compliance with the objectives, policies, and limitations of the Fund set forth in the Fund's prospectus, Registration Statement on Form N-2, charter and relevant arrangements and agreements with respect to the Fund's senior securities, if any, in each case as amended from time to time, and with all applicable laws and regulations. The Investment Adviser agrees, at its own expense, to render the services described herein and to provide the office space, furnishings and equipment, and personnel required by it to perform those services on the terms and for the compensation provided herein; provided, however, that expenses for necessary services of parties other than the Investment Adviser rendered in connection with the activities described above shall be borne by those parties, or by the Fund, as appropriate. The Investment Adviser shall authorize and permit any of its officers, partners and employees, who may be elected as officers or Directors of the Fund, to serve in the capacities in which they are elected.

2.  Portfolio Transactions.

    The Investment Adviser is authorized to arrange for the execution of the Fund's portfolio transactions by selecting the brokers or dealers that will execute the purchases and sales of portfolio securities for the Fund and is directed to use its best efforts to obtain the best net results, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved. The Investment Adviser may, in its discretion, purchase and sell portfolio securities through brokers who provide the Investment Adviser or the Fund with research, analysis, advice and similar services, and the Investment Adviser may pay to these brokers, in return for research and analysis, a higher commission than may be charged by other brokers, provided that the Investment Adviser determines in good faith that such commission is reasonable in terms either of that particular transaction or of the overall responsibility of the Investment Adviser and the Investment Adviser's other clients and that the total commission paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term.

    On occasions when the Investment Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients, the Investment Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction will be made by the Investment Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

3.  Compensation of the Investment Adviser.

    ***(a) THE PROVISIONS OF THIS SECTION 3(a) SHALL APPLY TO PERIODS PRIOR TO THE DATE THIS AGREEMENT IS APPROVED BY HOLDERS OF A MAJORITY OF THE OUTSTANDING VOTING SECURITIES OF THE FUND WITHIN THE MEANING OF THE 1940 ACT (SUCH APPROVAL BEING REFERRED TO AS "STOCKHOLDER APPROVAL").***

    For the services to be rendered by the Investment Adviser as provided in Sections 1 and 2 of this Agreement, the Fund shall pay to the Investment Adviser[, AS PROMPTLY AS POSSIBLE AFTER THE LAST DAY OF EACH MONTH,] an investment advisory fee at the annual rate of .45% of the Fund's "Average Net Assets," based on the average weekly net asset value. For purposes of this [AGREEMENT]***SECTION 3(a),*** the Fund's "Average Net Assets" shall mean the Fund's total assets minus (a) the Fund's accrued liabilities (including the aggregate principal amount of and the amount of the accrued interest on any senior securities of the Fund constituting debt within the meaning of Section 18 of the 1940 Act or under any credit facility with any bank or other lender) and, without duplication of (a), (b) the aggregate liquidation preference of and the amount of accumulated dividends on any senior securities of the Fund constituting stock within the meaning of Section 18 of the 1940 Act. [NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, THE INVESTMENT ADVISER AGREES TO WAIVE THE FIRST $300,000 OF INVESTMENT ADVISORY FEE THAT WOULD OTHERWISE BE PAYABLE UNDER THE TERMS OF THIS SECTION 3.]

    ***(b) THE PROVISIONS OF THIS SECTION 3(b) SHALL APPLY TO PERIODS BEGINNING WITH AND SUBSEQUENT TO THE DATE OF STOCKHOLDER APPROVAL. FOR THE SERVICES TO BE RENDERED BY THE INVESTMENT ADVISER AS PROVIDED IN SECTIONS 1 AND 2 OF THIS AGREEMENT, THE FUND SHALL PAY TO THE INVESTMENT ADVISER AN INVESTMENT ADVISORY FEE AT THE ANNUAL RATE OF THE FUND'S "BASE NET ASSETS" SHOWN IN THE FOLLOWING SCHEDULE, BASED ON THE FUND'S AVERAGE WEEKLY NET ASSET VALUE:

FUND BASE NET ASSETS  FEE RATE
--------------------  --------
FIRST $50 MILLION      0.50%

NEXT $50 MILLION       0.40%

ABOVE $100 MILLION     0.30%

FOR PURPOSES OF THIS SECTION 3(b), THE FUND'S "BASE NET ASSETS" SHALL MEAN NET ASSETS ATTRIBUTABLE TO THE FUND'S OUTSTANDING COMMON STOCK AND SENIOR SECURITIES WITHIN THE MEANING OF SECTION 18 OF THE 1940 ACT. BASE NET ASSETS SHALL INCLUDE THE LIQUIDATION PREFERENCE AND PRINCIPAL AMOUNT ATTRIBUTABLE TO THE FUND'S SENIOR SECURITIES BUT NOT ACCRUED INTEREST AND DIVIDENDS RELATING TO SUCH SECURITIES.***

    ***(c) THE FEES DUE UNDER THIS SECTION 3 SHALL BE PAID AS PROMPTLY AS POSSIBLE AFTER THE LAST DAY OF EACH MONTH.*** The first payment of the investment advisory fee shall be made as promptly as possible at the end of the month next succeeding the effective date of this Agreement, and shall constitute a full payment of the fee due the Investment Adviser for all services rendered pursuant to this Agreement prior to that date. In the event that the Investment Adviser's right to such fee commences to accrue on a date other than the first day of the month, the fee provided in this Section 3 shall be computed on the basis of the period beginning on the first business day on which this Agreement is in effect, subject to a pro rata adjustment based on the number of days in that period as a percentage of the total number of days in such month. In the event of termination of this Agreement, the fee provided in this Section 3 shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect, subject to a pro rata adjustment based on the number of days elapsed in the current fiscal month as a percentage of the total number of days in such month. The average weekly net asset value of the Fund shall in all cases be based only on those days when the New York Stock Exchange is open for business, and shall be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as may be determined by the Fund's Board of Directors. ***IN THE EVENT THAT STOCKHOLDER APPROVAL OCCURS OTHER THAN ON THE FIRST DAY OF A MONTH, THE ADVISORY FEE FOR THE PORTION OF THE MONTH PRIOR TO STOCKHOLDER APPROVAL SHALL BE CALCULATED ACCORDING TO SECTION 3(a) AND THE ADVISORY FEE FOR THE PORTION OF THE MONTH BEGINNING WITH STOCKHOLDER APPROVAL SHALL BE CALCULATED ACCORDING TO SECTION 3(b).*** Each fee payment to the Investment Adviser shall be accompanied by a report of the Fund which shall show the amount properly payable to the Investment Adviser under this Agreement and the detailed computation thereof.

4.  Other Services.

    At the request of the Fund, the Investment Adviser shall, subject to availability, make available to the Fund office facilities, equipment, personnel and services other than as set forth in Sections 1 and 2 of this Agreement. Such office facilities, equipment, personnel and services shall be provided for or rendered by the Investment Adviser and billed to the Fund at the Investment Adviser's cost.

5.  Reports.

    The Fund and the Investment Adviser agree to furnish to each other, if applicable, current prospectuses, registration statements, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

6.  Status of the Investment Adviser.

    The services of the Investment Adviser to the Fund are not to be deemed exclusive, and the Investment Adviser shall be free to render similar services to others so long as its services to the Fund are not impaired thereby. The Investment Adviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund. Nothing in this Agreement shall limit or restrict the right of any partner, officer or employee of the Fund, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

7.  Certain Records.

    Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act which are prepared or maintained by the Investment Adviser on behalf of the Fund are property of the Fund and will be surrendered promptly to the Fund on request.

8.  Liability of the Investment Adviser.

    The Investment Adviser shall not be liable for any error of judgment or for any loss suffered by the Fund in connection with performance of its obligations under this Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of, or from reckless disregard by it of its obligations and duties under, this Agreement, or damages resulting from a breach of fiduciary duty with respect to receipt of compensation for services.

9.  Indemnification.

    The Fund will indemnify the Investment Adviser for all liabilities and expenses, including defense costs, in connection with any litigation pertaining to the period prior to the Investment Adviser's relationship with the Fund under this Agreement, other than liabilities resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser.

***10.  USE OF LOGO.

    DURING THE TERM OF THIS AGREEMENT, THE FUND SHALL FURNISH TO THE INVESTMENT ADVISER AT ITS PRINCIPAL OFFICE COPIES OF ALL MATERIALS PREPARED FOR DISTRIBUTION TO SHAREHOLDERS OF THE FUND OR THE PUBLIC, WHICH USE THE INVESTMENT ADVISER'S LOGO AND THE FUND SHALL NOT USE ANY SUCH MATERIALS IF THE INVESTMENT ADVISER REASONABLY OBJECTS IN WRITING FIVE (5) DAYS (OR SUCH OTHER TIME AS MAY BE MUTUALLY AGREED) AFTER RECEIPT THEREOF.***

***11.***[10.]  Permissible Interests.

    Directors, officers, agents and shareholders of the Fund are or may be interested in the Investment Adviser (or any successor thereof) as partners, officers or otherwise; partners, officers and agents of the Investment Adviser are or may be interested in the Fund as Directors, officers, shareholders or otherwise; and the Investment Adviser (or any successor thereof) is or may be interested in the Fund as a shareholder or otherwise.

***12.***[11.]  Duration and Termination.

    If approved by holders of a majority of the outstanding voting securities of the Fund at the first shareholders' meeting following the date of this Agreement, and unless sooner terminated as provided herein, this Agreement shall continue until, ***DECEMBER 2, 2004,*** and thereafter for periods of one year, so long as such continuance thereafter is specifically approved at least annually (a) by the vote of a majority of those Directors of the Fund who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Directors of the Fund or by the vote of a majority of the outstanding voting securities of the Fund; provided, however, that if the shareholders of the Fund fail to approve the Agreement as provided herein, the Investment Adviser may continue to serve hereunder in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder until such time as such approval has been obtained, whereupon the provisions of Section 3 hereof shall apply. The foregoing requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder. This Agreement may be terminated at any time without the payment of any penalty by the vote of a majority of Directors of the Fund or by the vote of a majority of the outstanding voting securities of the Fund on 60 days' written notice to the Investment Adviser or by the Investment Adviser at any time without the payment of any penalty on 60 days' written notice to the Fund. This Agreement will automatically and immediately terminate in the event of its assignment. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party at any office of such party. As used in this Section 11, the terms "assignment," "interested person," and "vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exceptions as may be granted by the Securities and Exchange Commission under the 1940 Act.

***13.  NOTICE.

    ANY NOTICE UNDER THIS AGREEMENT SHALL BE GIVEN IN WRITING, ADDRESSED AND DELIVERED, OR MAILED POSTPAID, TO THE OTHER PARTY AT THE FOLLOWING ADDRESSES:

TO THE FUND                       NEW AMERICA HIGH INCOME FUND, INC.
                                  33 BROAD STREET
                                  BOSTON, MA 02109
                                  ATTN: ELLEN E. TERRY
                                  FAX NO.: (617) 263-6402
TO THE INVESTMENT ADVISER:        T. ROWE PRICE ASSOCIATES, INC.
                                  100 EAST PRATT STREET
                                  BALTIMORE, MD 21202
                                  ATTN: GEORGE MURNAGHAN
                                  FAX NO.: (410) 345-2349
WITH A COPY TO:                   HENRY H. HOPKINS, ESQUIRE
                                  T. ROWE PRICE ASSOCIATES, INC.
                                  100 EAST PRATT STREET
                                  BALTIMORE, MD 21202
                                  FAX NO.: (410) 345-6575

14.***[12.]  Amendment; Waiver.

    No provisions of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by the vote of the majority of the outstanding voting securities of the Fund.

***15.***[13.]  Governing Law; Severability; Counterparts.

    This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first written above.

                           [SIGNATURE LINES OMITTED]

                     THE NEW AMERICA HIGH INCOME FUND, INC.
                  33 BROAD STREET, BOSTON, MASSACHUSETTS 02109
                        SPECIAL MEETING OF STOCKHOLDERS
                               FEBRUARY 13, 2003
              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned holder(s) of shares of Common Stock of The New America High Income Fund, Inc., a Maryland corporation (the "Fund"), hereby constitute(s) and appoint(s) ROBERT F. BIRCH and RICHARD E. FLOOR, and each of them, as proxies for the undersigned, each with full power of substitution and revocation, to represent the undersigned at the Special Meeting of Stockholders of the Fund (the "Special Meeting" or "Meeting") to be held at the offices of Goodwin Procter LLP, Exchange Place, 53 State Street, Boston, Massachusetts 02109 on Thursday, February 13, 2003 at 11:00 a.m. local time, and at any and all adjournments or postponements thereof, and thereat to vote all shares of the Common Stock of the Fund held of record by the undersigned on December 19, 2002, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS
MADE, THIS PROXY WILL BE VOTED FOR THE ITEMS DESCRIBED IN PROPOSALS ONE THROUGH FIVE AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL FIVE PROPOSALS. THE UNDERSIGNED HEREBY ACKNOWLEDGE(S) RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.
--------------------------------------------------------------------------------
PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------
  Please sign this proxy exactly as your name appears on the reverse side. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------


HAS YOUR ADDRESS CHANGED?                   DO YOU HAVE ANY COMMENTS?

------------------------------------        ------------------------------------

------------------------------------        ------------------------------------

------------------------------------        ------------------------------------

THE NEW AMERICA HIGH INCOME FUND, INC.
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694



-----------------                         ----------------
VOTE BY TELEPHONE                         VOTE BY INTERNET
-----------------                         ----------------

It's fast, convenient, and immediate!     It's fast, convenient, and your
Call Toll-Free on a Touch Tone Phone      vote is immediately confirmed and
1-877-PRX-VOTE (1-877-779-8683).          posted.

-------------------------------------     -------------------------------------
Follow these four easy steps:             Follow these four easy steps:

1.  Read the accompanying Proxy           1.  Read the accompanying Proxy
    Statement and Proxy Card.                 Statement and Proxy Card.

2.  Call the toll-free number             2.  Go to the Website
    1-877-PRX-VOTE (1-877-779-8683).          http://www.eproxyvote.com/hyb

3.  Enter your Voter Control Number       3.  Enter your Voter Control Number
    located on your Proxy Card above          located on your Proxy Card above
    your name.                                your name.

4.  Follow the recorded instructions.     4.  Follow the instructions provided.
-------------------------------------     -------------------------------------
YOUR VOTE IS IMPORTANT!                   YOUR VOTE IS IMPORTANT!
Call 1-877-PRX-VOTE anytime!              Go to http://www.eproxyvote.com/hyb
                                          anytime!

DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET



/X/  PLEASE MARK VOTES AS IN THIS EXAMPLE

--------------------------------------
THE NEW AMERICA HIGH INCOME FUND, INC.
--------------------------------------

                                                     FOR    AGAINST   ABSTAIN
1.   To approve a new investment advisory            / /      / /       / /
     agreement between the Fund and T. Rowe
     Price Associates, Inc.


2.   To eliminate the Fund's investment policy       / /      / /       / /
     regarding investment in the securities of other investment companies.


3.   To eliminate the Fund's fundamental             / /      / /       / /
     investment policy regarding securities
     that are not readily marketable.

4.   To eliminate the Fund's investment policy       / /      / /       / /
     regarding purchase of securities of a
     single issuer.


5.   To eliminate the Fund's investment policy       / /      / /       / /
     regarding purchase of issuers in which the Fund's and the Adviser's officers and directors hold certain interests.


6. In the discretion of the proxies, on such other matters as may properly come before the Meeting and any adjournment thereof.

Mark box at right if an address change or comment                       / /
has been noted on the reverse side of this card.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ITEMS DESCRIBED IN PROPOSALS ONE THROUGH FIVE AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL FIVE PROPOSALS. THE UNDERSIGNED HEREBY ACKNOWLEDGE(S) RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.


Please be sure to sign and date this Proxy.

Signature:                                 Date:
          ------------------------------        ------------------------------


Signature:                                 Date:
          ------------------------------        ------------------------------

                     THE NEW AMERICA HIGH INCOME FUND, INC.
                  33 BROAD STREET, BOSTON, MASSACHUSETTS 02109
                        SPECIAL MEETING OF STOCKHOLDERS
                               FEBRUARY 13, 2003
              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
    The undersigned holder(s) of shares of Series A, Series B, Series C, and/or Series D Auction Term Preferred Stock (the "ATP") of The New America High Income Fund, Inc., a Maryland corporation (the "Fund"), hereby constitute(s) and appoint(s) ROBERT F. BIRCH and RICHARD E. FLOOR, and each of them, as proxies for the undersigned, each with full power of substitution and revocation, to represent the undersigned at the Special Meeting of Stockholders of the Fund (the "Special Meeting" or "Meeting") to be held at the offices of Goodwin Procter LLP, Exchange Place, 53 State Street, Boston, Massachusetts 02109 on Thursday, February 13, 2003 at 11:00 a.m. local time, and at any and all adjournments or postponements thereof, and thereat to vote all shares of the ATP of the Fund held of record by the undersigned on December 19, 2002, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.
    WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ITEMS DESCRIBED IN PROPOSALS ONE THROUGH FIVE AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL FIVE PROPOSALS. THE UNDERSIGNED HEREBY ACKNOWLEDGE(S) RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.
    PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.
    Please sign this proxy exactly as your name appears on the reverse side. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?
PLEASE PROVIDE NEW ADDRESS BELOW:       DO YOU HAVE ANY COMMENTS?

--------------------------------------  ----------------------------------------

--------------------------------------  ----------------------------------------

--------------------------------------  ----------------------------------------

                     THE NEW AMERICA HIGH INCOME FUND, INC.

    PLEASE MARK VOTES AS IN THIS EXAMPLE /X/

1.  To approve a new investment advisory agreement between the Fund and T. Rowe
    Price Associates, Inc.             / / FOR    / / AGAINST    / / ABSTAIN
2.  To eliminate the Fund's investment policy regarding investment in the
    securities of other investment companies.      / / FOR    / / AGAINST
       / / ABSTAIN
3.  To eliminate the Fund's fundamental investment policy regarding securities
    that are not readily marketable.           / / FOR    / / AGAINST
       / / ABSTAIN
4.  To eliminate the Fund's investment policy regarding purchase of securities
    of a single issuer.                      / / FOR    / / AGAINST  / / ABSTAIN
5.  To eliminate the Fund's investment policy regarding purchase of issuers in which the Fund's and the Adviser's officers and directors hold certain interests.
    / / FOR                   / / AGAINST               / / ABSTAIN
6.  In the discretion of the proxies, on such other matters as may properly come before the Meeting and any adjournment thereof.
    Please be sure to sign and date this Proxy.

    WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ITEMS DESCRIBED IN PROPOSALS ONE THROUGH FIVE AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL FIVE PROPOSALS. THE UNDERSIGNED HEREBY ACKNOWLEDGE(S) RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.

                                          --------------------------------------
                                          Date

                                          --------------------------------------
                                          Stockholder sign here

                                          --------------------------------------
                                          Co-owner sign here

    Mark box at right if an address change or comment has been noted on the reverse side of the card. / /

    SHARES ON RECORD DATE:
---------------------------

                     THE NEW AMERICA HIGH INCOME FUND, INC.

                         SPECIAL MEETING OF STOCKHOLDERS
                                FEBRUARY 13, 2003

                     SCRIPT FOR TOUCH TONE TELEPHONE VOTING

         Welcome to the electronic voting system. Please have your proxy card or voting instruction sheet or ballot available before voting. Enter the voter control number as it appears on the card, followed by the pound sign. [If stockholder enters necessary information, script continues as follows.] One moment please while we verify your information. Enter the last four digits of the U.S. Social Security Number or the U.S. Taxpayer Identification Number for this account, followed by the pound sign. [If stockholder enters necessary information, script continues as follows.] The company that you are voting is The New America High Income Fund, Inc. Your vote is subject to the same terms and authorizations as indicated on the proxy card. It also authorizes the named proxies to vote according to the instructions at the meeting of the stockholders. To vote all proposals in accordance with the recommendations of the Board of Directors, press one. If you wish to vote on one proposal at a time, press two.

[If the stockholder presses one, the script continues as follows; if stockholder presses two, the script continues using the script for proposal by proposal voting.] You have cast your vote as follows: you have voted in the manner recommended by the Board of Directors. To confirm your vote, press one. To cancel your vote, press two. [If stockholder presses one, script continues as follows.] Your vote has been successfully recorded. It is not necessary for you to mail in your card. If you wish to vote another card or change your vote, press one. Otherwise please hang up. Thank you for voting. [If stockholder presses two, script continues as follows.] Your vote has been cancelled. If you wish to vote this card, or another card, press one. Otherwise, please hang up and mark, sign and return your card in the envelope provided. Thank you for calling.

[SCRIPT FOR PROPOSAL BY PROPOSAL VOTING]

Proposal 1 - To approve a new investment advisory agreement between the Fund and
T. Rowe Price Associates, Inc. To vote FOR, press 1; AGAINST, press 2; to ABSTAIN, press 3. [If stockholder presses one, two, or three, the script continues as follows.]

Proposal 2 - To eliminate the Fund's investment policy regarding investment in the securities of other investment companies. To vote FOR, press 1; AGAINST, press 2; to ABSTAIN, press 3. [If stockholder presses one, two, or three, the script continues as follows.]

Proposal 3 - To eliminate the Fund's fundamental investment policy regarding securities that are not readily marketable. To vote FOR, press 1; AGAINST, press 2; to ABSTAIN, press 3. [If stockholder presses one, two, or three, the script continues as follows.]

Proposal 4 - To eliminate the Fund's investment policy regarding purchase of securities of a single issuer. To vote FOR, press 1; AGAINST, press 2; to ABSTAIN, press 3. [If stockholder presses one, two, or three, the script continues as follows.]

Proposal 5 - To eliminate the Fund's investment policy regarding purchase of issuers in which the Fund's and the Adviser's officers and directors hold certain interests. To vote FOR, press 1; AGAINST, press 2; to ABSTAIN, press 3. [If stockholder presses one, two, or three, the script continues as follows.]

You have cast your vote as follows. [Script reviews stockholder votes.] To confirm your vote press, one; to cancel your vote, press two. [If stockholder presses one, script continues as follows.] Your vote has been successfully recorded. It is not necessary for you to mail in your card. If you wish to vote another card or change your vote, press one. Otherwise please hang up. Thank you for voting. [If stockholder presses two, script continues as follows.] Your vote has been cancelled. If you wish to vote this card, or another card, press one. Otherwise, please hang up and mark, sign and return your card in the envelope provided. Thank you for calling.

                                                                   [GRAPHIC]
[EQUISERVE(R) LOGO]                                                  VOTE
                                                                    BY NET

VOTE BY NET


< STEP 1 > | Step 2 | Step 3


WELCOME TO THE EQUISERVE ONLINE VOTING WIZARD!

Just follow a few simple steps to complete the secure online voting process:


AUTHENTICATION:       Login using your voter control number and last four digits of your SSN.

DELIVERY PREFERENCE:  Setup future delivery of your annual meeting materials

VOTING:               Cast your vote and receive your confirmation online

FINISH:               Update your address and review other options


If you have more than one proxy card, instruction card or ballot, please vote them one card at a time. To get started now, login below and click "Continue".

STEP 1: AUTHENTICATION

Enter the voter control number as it appears on your proxy
card, instruction card or ballot                           ___________________

Enter the last 4 digits of the U.S. social security number
(SSN) or the U.S. taxpayer identification number (TIN) for
this account.*                                             ___________________

*If you do not have a SSN or TIN for this account, please leave this box blank.

                                                                  < CONTINUE >



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(C)2002 EquiServe(R). All rights reserved.

                                                                   [GRAPHIC]
[EQUISERVE(R) LOGO]                                                  VOTE
                                                                    BY NET


VOTE BY NET

THE NEW AMERICA HIGH INCOME FUND, INC.
Step 1 | < STEP 2 > | Step 3


WELCOME

Name Line
Address Line
City, State Zip Code Line


DELIVERY PREFERENCE

Select how you would like to receive your future annual meeting materials:



/ / Postal mail -or-

/ / Electronically (VIEW TERMS AND CONDITIONS FOR ELECTRONIC DELIVERY)

    E-mail address (e.g., name@xyz.com)       _______________________________

    Enter e-mail address again for validation _______________________________


                                                                  < CONTINUE >


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(C)2002 EquiServe(R). All rights reserved.

                                                                   [GRAPHIC]
[EQUISERVE(R) LOGO]                                                  VOTE
                                                                    BY NET

VOTE BY NET

THE NEW AMERICA HIGH INCOME FUND, INC.

Step 1 | Step 2 | < Step 3 >

THE NEW AMERICA HIGH INCOME FUND, INC. SPECIAL MEETING OF STOCKHOLDERS FEBRUARY 13, 2003

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned holder(s) of shares of Common Stock of The New America High Income Fund, Inc., a Maryland corporation (the "Fund"), hereby constitute(s) and appoint(s) ROBERT F. BIRCH and RICHARD E. FLOOR, and each of them, as proxies for the undersigned, each with full power of substitution and revocation, to represent the undersigned at the Special Meeting of Stockholders of the Fund (the "Special Meeting" or "Meeting") to be held at the offices of Goodwin Procter LLP, Exchange Place, 53 State Street, Boston, Massachusetts 02109 on Thursday, February 13, 2003 at 11:00 a.m. local time, and at any and all adjournments or postponements thereof, and thereat to vote all shares of the Common Stock of the Fund held of record by the undersigned on December 19, 2002, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS
MADE, THIS PROXY WILL BE VOTED FOR THE ITEMS DESCRIBED IN PROPOSALS ONE THROUGH FIVE AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL FIVE PROPOSALS. THE UNDERSIGNED HEREBY ACKNOWLEDGE(S) RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.

THE NEW AMERICA HIGH INCOME FUND, INC. BOARD OF DIRECTORS RECOMMENDS A VOTE:

 "FOR" PROPOSAL 1
 "FOR" PROPOSAL 2
 "FOR" PROPOSAL 3
 "FOR" PROPOSAL 4
 "FOR" PROPOSAL 5

Check this box to cast your vote in accordance with the recommendations of The
New America High Income Fund, Inc. Board of Directors:               / /


THE NEW AMERICA HIGH INCOME FUND, INC. BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 1.

  1.  To approve a new investment             / / FOR  / / AGAINST   / / ABSTAIN
      advisory agreement between the Fund
      and T. Rowe Price Associates, Inc.


THE NEW AMERICA HIGH INCOME FUND, INC. BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 2.

   2. To eliminate the Fund's investment      / / FOR  / / AGAINST   / / ABSTAIN
      policy regarding investment in the
      securities of other investment
      companies.


THE NEW AMERICA HIGH INCOME FUND, INC. BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 3.

   3. To eliminate the Fund's                 / / FOR  / / AGAINST   / / ABSTAIN
      fundamental investment policy
      regarding securities that are not
      readily marketable.


THE NEW AMERICA HIGH INCOME FUND, INC. BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 4.

   4. To eliminate the Fund's investment      / / FOR  / / AGAINST   / / ABSTAIN
      policy regarding purchase of
      securities of a single issuer.


THE NEW AMERICA HIGH INCOME FUND, INC. BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 5.

   5. To eliminate the Fund's investment      / / FOR  / / AGAINST   / / ABSTAIN
      policy regarding purchase of
      issuers in which the Fund's and
      the Adviser's officers and
      directors hold certain interests.

 TO CAST YOUR VOTE PLEASE CLICK "SUBMIT".
 (NOTE: Your vote will not be counted until you click "Submit".)

                                                                    < SUBMIT >

 HOME | ABOUT SECURITY | PRIVACY POLICY | BACK TO TOP

 (C)2002 EquiServe(R). All rights reserved.

                                                                   [GRAPHIC]
[EQUISERVE(R) LOGO]                                                  VOTE
                                                                    BY NET

VOTE BY NET

THE NEW AMERICA HIGH INCOME FUND, INC.

Step 1 | Step 2 | < Step 3 >                            [GRAPHIC]PRINT THIS PAGE

NAME LINE
ADDRESS LINE
CITY, STATE ZIP CODE LINE
CONTROL NUMBER:
CONFIRMATION NUMBER:
DATE:


Thank you for using EquiServe's Vote-By-Net facility.
[Test Vote - Results will not be recorded.]

STEP 3: SUMMARY OF YOUR VOTE

Your vote was recorded by EquiServe as follows:

--------------------------------------------------------------------------------

  1.  To approve a new investment               FOR
      advisory agreement between the Fund
      and T. Rowe Price Associates, Inc.

--------------------------------------------------------------------------------

   2. To eliminate the Fund's investment        FOR
      policy regarding investment in the
      securities of other investment
      companies.

--------------------------------------------------------------------------------

   3. To eliminate the Fund's                   FOR
      fundamental investment policy
      regarding securities that are not
      readily marketable.

--------------------------------------------------------------------------------

   4. To eliminate the Fund's investment        FOR
      policy regarding purchase of
      securities of a single issuer.

--------------------------------------------------------------------------------

   5. To eliminate the Fund's investment        FOR
      policy regarding purchase of
      issuers in which the Fund's and
      the Adviser's officers and
      directors hold certain interests.

--------------------------------------------------------------------------------

Please keep a copy for your records. To change your vote click "Back".

To change your address or provide a comment click "Options".

You can now VOTE ANOTHER BALLOT or click "Finish" to exit to EquiServe Homepage.


                                    < < BACK      OPTIONS >>    < FINISH >


 HOME | ABOUT SECURITY | PRIVACY POLICY | BACK TO TOP

(C)2002 EquiServe(R). All rights reserved.

                                                                   [GRAPHIC]
[EQUISERVE(R) LOGO]                                                  VOTE
                                                                    BY NET

VOTE BY NET

THE NEW AMERICA HIGH INCOME FUND, INC.

Step 1 | Step 2 | < Step 3 >                            [GRAPHIC]PRINT THIS PAGE

NAME LINE
ADDRESS LINE
CITY, STATE ZIP CODE LINE
CONTROL NUMBER:
CONFIRMATION NUMBER:
DATE:


Thank you for using EquiServe's Vote-By-Net facility.
[Test Vote - Results will not be recorded.]

STEP 3: SUMMARY OF YOUR VOTE

Your vote was recorded by EquiServe as follows:

--------------------------------------------------------------------------------

  1.  To approve a new investment               AGAINST
      advisory agreement between the Fund
      and T. Rowe Price Associates, Inc.

--------------------------------------------------------------------------------

   2. To eliminate the Fund's investment        AGAINST
      policy regarding investment in the
      securities of other investment
      companies.

--------------------------------------------------------------------------------

   3. To eliminate the Fund's                   AGAINST
      fundamental investment policy
      regarding securities that are not
      readily marketable.

--------------------------------------------------------------------------------

   4. To eliminate the Fund's investment        AGAINST
      policy regarding purchase of
      securities of a single issuer.

--------------------------------------------------------------------------------

   5. To eliminate the Fund's investment        AGAINST
      policy regarding purchase of
      issuers in which the Fund's and
      the Adviser's officers and
      directors hold certain interests.

--------------------------------------------------------------------------------

Please keep a copy for your records. To change your vote click "Back".

To change your address or provide a comment click "Options".

You can now VOTE ANOTHER BALLOT or click "Finish" to exit to EquiServe Homepage.


                                    < < BACK      OPTIONS >>    < FINISH >


 HOME | ABOUT SECURITY | PRIVACY POLICY | BACK TO TOP

(C)2002 EquiServe(R). All rights reserved.

                                                                   [GRAPHIC]
[EQUISERVE(R) LOGO]                                                  VOTE
                                                                    BY NET

VOTE BY NET

THE NEW AMERICA HIGH INCOME FUND, INC.

Step 1 | Step 2 | < Step 3 >                            [GRAPHIC]PRINT THIS PAGE

NAME LINE
ADDRESS LINE
CITY, STATE ZIP CODE LINE
CONTROL NUMBER:
CONFIRMATION NUMBER:
DATE:

Thank you for using EquiServe's Vote-By-Net facility.
[Test Vote - Results will not be recorded.]

STEP 3: SUMMARY OF YOUR VOTE

Your vote was recorded by EquiServe as follows:

--------------------------------------------------------------------------------

  1.  To approve a new investment               ABSTAIN
      advisory agreement between the Fund
      and T. Rowe Price Associates, Inc.

--------------------------------------------------------------------------------

   2. To eliminate the Fund's investment        ABSTAIN
      policy regarding investment in the
      securities of other investment
      companies.

--------------------------------------------------------------------------------

   3. To eliminate the Fund's                   ABSTAIN
      fundamental investment policy
      regarding securities that are not
      readily marketable.

--------------------------------------------------------------------------------

   4. To eliminate the Fund's investment        ABSTAIN
      policy regarding purchase of
      securities of a single issuer.

--------------------------------------------------------------------------------

   5. To eliminate the Fund's investment        ABSTAIN
      policy regarding purchase of
      issuers in which the Fund's and
      the Adviser's officers and
      directors hold certain interests.

--------------------------------------------------------------------------------

Please keep a copy for your records. To change your vote click "Back".

To change your address or provide a comment click "Options".

You can now VOTE ANOTHER BALLOT or click "Finish" to exit to EquiServe Homepage.


                                    < < BACK      OPTIONS >>    < FINISH >


 HOME | ABOUT SECURITY | PRIVACY POLICY | BACK TO TOP

(C)2002 EquiServe(R). All rights reserved.

www.eproxyvote.com/cgi-bin/voting.cgi